Exhibit 99 of the Form S-1 Registration Statement – Daily Adjustment Calculation

We designed the Daily Adjustment to provide an Index Option Value for each Index Option on Business Days other than the Term Start Date or Term End Date. The Daily Adjustment approximates the Index Option Value on the Term End Date, adjusting for:
(i) any Index gains during the Term subject to the Trigger Rate, Cap, and/or Participation Rate,
(ii) for the Index Dual Precision Strategy, any Index losses less than or equal to the 10% Buffer,
(iii) either any Index losses greater than the 10%, 20%, or 30% Buffer, or any Index losses down to the -10% Floor (not applicable to the Index Protection Strategy with Trigger or the Index Protection Strategy with Cap), and
(iv) the number of days until the Term End Date.
The Daily Adjustment formula has two primary components: (i) the change in Proxy Value, and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credits on the Term End Date. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates. The Daily Adjustment for the Index Protection Strategy with Cap and the Index Protection Strategy with Trigger Rate will never be negative.
DAILY ADJUSTMENT FORMULA
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)	proxy interest = beginning Proxy Value x (1 - time remaining during the Term)
CALCULATING CHANGE IN PROXY VALUE
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Dual Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (in-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the in-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value divided by the Index Value on the Term Start Date is greater than -10%, and the out-of-the-money put to value the potential for Index losses greater than the 10% Buffer. It is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Trigger Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. It is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date.
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-the-money put to mimic the protection of the Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-the-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out‑of‑the‑money call will be zero if an Index Option is uncapped.
For the Index Protection Strategy with Cap, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap for the Index Protection Strategy with Cap.
For the Index Protection Strategy with Trigger Rate, the Proxy Value involves tracking one hypothetical derivative and is calculated using the following formula:
Proxy Value = Trigger Rate x (at-the-money binary call)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Trigger Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date.
DERIVATIVE DESCRIPTIONS
At-the-money binary call (AMBC)
This is an option to buy a position in the Index on the Term End Date at the strike price of one. On a Term End Date the AMBC’s value is equal to one if the current Index Value on a Business Day is greater than or equal to the Index Value on the Term Start Date, or zero otherwise.
In-the-money binary call (IMBC)
This is an option to buy a position in the Index on the Term End Date at the strike price of -10%. On a Term End Date the IMBC’s value is equal to one if the Index Return is greater than or equal to zero otherwise.
At-the-money call (AMC)
This is an option to buy a position in the Index on the Term End Date at the strike price of one. On a Term End Date the AMC’s value is equal to the current Index Value on a Business Day divided by the Index Value on the Term Start Date, then minus one, the difference being no less than zero.
At-the-money put (AMP)
This is an option to sell a position in the Index on the Term End Date at the strike price of one. On a Term End Date the AMP’s value is equal to one minus the quotient of the Index Value on the Term Start Date divided by the current Index Value on a Business Day, the difference being no less than zero.
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

Out-of-the-money call (OMC)
This is an option to buy a position in the Index on the Term End Date at the strike price of (one plus the Cap, or one plus the Cap divided by the Participation Rate for Index Options with a Participation Rate). On a Term End Date the OMC’s value is equal to the current Index Value on a Business Day divided by the Index Value on the Term Start Date, then minus the sum of one plus the Cap, the difference being no less than zero. For purposes of the Proxy Value formula if an Index Option is uncapped the OMC will be zero.
Out-of-the-money-put (OMP)
This is an option to sell a position in the Index on the Term End Date at the strike price of (one either minus the Buffer or plus the Floor, depending on the Index Option). On a Term End Date the OMP’s value is equal to one either minus the Buffer or plus the Floor, then minus the quotient of the Index Value on the Term Start Date divided by the current Index Value on a Business Day, the difference being no less than zero.
CALCULATING PROXY INTEREST
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment at the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of: (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed), and (ii) the time remaining during the Term. The time remaining during the Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is equal to the number of days between the Term End Date and Term Start Date. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
PROXY VALUE CALCULATION
Throughout the Term, on Business Days other than the Term Start Date or Term End Date, we calculate each hypothetical derivative daily using a fair market value methodology. The purpose of this calculation is to determine the market value of your allocation. Changes in Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index.
PROXY VALUE INPUTS
Term TD return – The Index Value at the end of the current Business Day divided by the Index Value on the Term Start Date, expressed as a percent. The Index Values are provided daily by Bloomberg or another market source.
Dividend yield – The expected dividend yield as approximated by a market source, including any adjustments for exchange rates. We use dividend yields consistent with the market pricing of options. Since dividends typically reduce Index Values, a higher dividend yield will lead to a lower expected Index Value.
Strike price – This varies for each derivative investment as follows.
•	For an AMBC, AMC or AMP the strike price is equal to 1.
•	For an OMC:
-	For Index Options without a Participation Rate, the strike price is equal to 1 plus the Cap.
-	For Index Options with a Participation Rate, the strike price is equal to 1 plus the Cap divided by the Participation Rate.
•	For an OMP or IMBC the strike price is equal to 1 either minus the Buffer or plus the Floor, depending on the Index Option.
If an Index Option is uncapped, we do not use the OMC.
Notional amount – For Index Options with a Participation Rate, the notional amount reflects the increase in the amount of derivative instruments required within the Proxy Investment due to the Participation Rate. The notional amount varies for each derivative investment as follows:
•	For an AMC or OMC the notional amount is equal to the Participation Rate
•	For an OMP the notional amount is equal to 1
If an Index Option is uncapped, we do not use the OMC.
Interest rate –The interest rate is used to present value the strike price from the next Term End Date to the time of calculation. We use interest rates consistent with market pricing of options.
Time remaining – This is equivalent to the portion of time remaining during the Term. It is equal to the number of days in the Term from the Term End Date to the time of the calculation divided by the Term length.
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

Volatility – The volatility of an Index as approximated daily using observed option prices by a market source. The volatility is used in determining the likelihood and expected amount that the Index Value will differ from the strike price on the next Index Anniversary. As volatility increases, the value of call and put options generally increase.
EXAMPLE: INDEX PERFORMANCE STRATEGY 1-YEAR TERM WITH 10% BUFFER USING S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option for the Index Performance Strategy 1-year Term with 10% Buffer using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 12%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 0.66%	OMP = 3.37%

Beginning Proxy Value = AMC – OMC – OMP = 5.10% – 0.66% – 3.37% = 1.06%
End of month one
Assume the Index Value increased to 1,010 by the end of month one. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,010
Term TD return	1.00%
Time remaining	0.92
Value of derivatives	AMC = 5.41%	OMC = 0.72%	OMP = 2.83%
Current Proxy Value = AMC – OMC – OMP = 5.41% – 0.72% – 2.83% = 1.86%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (1.86% - 1.06%) = 0.80%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.92) = 0.09%

= [(a) 0.80% + (b) 0.09%] x $10,000 = $89.16

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $89.16 = $10,089.16

                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

End of month one with changes to Proxy Value inputs
Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index. As in the previous example, assume the Index Value increased to 1,010 by the end of month one. In addition, assume changes in volatility, interest rates, and dividend yields impact the value of the derivatives. We calculate the current Proxy Value as follows:

Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,010
Term TD return	1.00%
Time remaining	0.92
Value of derivatives	AMC = 6.37%	OMC = 2.23%	OMP = 3.50%
Current Proxy Value = AMC – OMC – OMP = 6.37% – 2.23% – 3.50% = 0.63%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. Changes to derivative values decreased the Proxy Value despite the positive Index return. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (0.63% - 1.06%) = -0.43%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.92) = 0.09%

= [(a) -0.43% + (b) 0.09%] x $10,000 = -$33.76

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$33.76 = $9,966.24
End of month three
Assume the Index Value decreased to 950 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	950
Term TD return	-5.00%
Time remaining	0.75
Value of derivatives	AMC = 2.50%	OMC = 0.12%	OMP = 3.99%
Current Proxy Value = AMC – OMC – OMP = 2.50% – 0.12% – 3.99% = -1.61%
In this example the Index Value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-1.61% - 1.06%) = -2.67%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.75) = 0.27%

= [(a) -2.67% + (b) 0.27%] x $10,000 = -$240.54

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$240.54 = $9,759.46

                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 2.16%	OMP = 0.36%
Current Proxy Value = AMC – OMC – OMP = 10.33% – 2.16% – 0.36% = 7.82%
In this example the Index Value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (7.82% - 1.06%) = 6.75%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.50) = 0.53%

= [(a) 6.75% + (b) 0.53%] x $10,000 = $728.51

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $728.51= $10,728.51
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time Remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.00%	OMP = 4.93%
Current Proxy Value = AMC – OMC – OMP = 0.72% – 0.00% – 4.93% = -4.21%
In this example the Index Value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-4.21% - 1.06%) = -5.27%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.50) = 0.53%

= [(a) -5.27% + (b) 0.53%] x $10,000 = -$473.86

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$473.86 = $9,526.14

                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

End of month eleven
Assume the Index Value increased to 1095 by the end of month eleven. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1095
Term TD return	9.50%
Time remaining	0.08
Value of derivatives	AMC = 9.37%	OMC = 0.46%	OMP = 0.00%
Current Proxy Value = AMC – OMC – OMP = 9.37% – 0.46% – 0.00% = 8.92%
In this example the Index Value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (8.92% - 1.06%) = 7.86%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.08) = 0.97%

= [(a) 7.86% + (b) 0.97%] x $10,000 = $882.86

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $882.86 = $10,882.86

The following table summarizes each month during a 1-year Term with 10% Buffer Index Option what the hypothetical Proxy Values, Daily Adjustments, and Index Option Values would be for different Index Values. At the end of month one, the table uses the example with initial Proxy Value inputs. At the end of month six, it uses the example where the Index Value is 900. For simplicity we assume the Index Option Base is $10,000 throughout the Term. In reality your Index Option Base changes throughout the Term with the deduction of any partial withdrawal you request and when we deduct applicable contract fees and charges.
Month	Index Prices	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Term Start Date	1,000	5.10%	0.66%	3.37%	1.06%	$0.00	$10,000.00
1	1,010	5.41%	0.72%	2.83%	1.86%	$89.16	$10,089.16
2	975	3.62%	0.29%	3.50%	-0.16%	-$104.73	$9,895.27
3	950	2.50%	0.12%	3.99%	-1.61%	-$240.54	$9,759.46
4	925	1.59%	0.04%	4.60%	-3.05%	-$376.16	$9,623.84
5	850	0.30%	0.00%	8.22%	-7.92%	-$853.97	$9,146.03
6	900	0.72%	0.00%	4.93%	-4.21%	-$473.86	$9,526.14
7	980	2.61%	0.07%	1.62%	0.92%	$47.62	$10,047.62
8	1,015	3.95%	0.14%	0.67%	3.13%	$277.54	$10,277.54
9	1,100	9.95%	1.39%	0.05%	8.51%	$824.60	$10,824.60
10	1,125	12.25%	2.10%	0.00%	10.15%	$996.95	$10,996.95
11	1,095	9.37%	0.46%	0.00%	8.92%	$882.86	$10,882.86
Term End Date	1,080						$10,800.00

                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: INDEX PERFORMANCE STRATEGY 3-YEAR TERM WITH 20% BUFFER USING S&P 500® INDEX
This example uses the same assumptions as the Index Option for the Index Performance Strategy with 1-year Term using S&P 500® Index example, but with a 50% Cap, and 100% Participation Rate. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 10.82%	OMC = 0.76%	OMP = 6.97%
Beginning Proxy Value = AMC – OMC – OMP = 10.82% - 0.76% - 6.97% = 3.09%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.83
Value of derivatives	AMC = 15.61%	OMC = 1.28%	OMP = 3.95%
Current Proxy Value = AMC – OMC – OMP = 15.61% - 1.28% - 3.95% = 10.38%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (10.38% - 3.09%) = 7.29%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.09% x (1 - 0.83) = 0.51%

= [(a) 7.29% + (b) 0.51%] x $10,000 = $780.33

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $780.33 = $10,780.33
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.83
Value of derivatives	AMC = 5.81%	OMC = 0.16%	OMP = 8.53%
Current Proxy Value = AMC – OMC – OMP = 5.81% - 0.16% - 8.53% = -2.88%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-2.88% - 3.09%) = -5.97%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.09% x (1 - 0.83) = 0.51%

= [(a) -5.97% + (b) 0.51%] x $10,000 = -$545.59

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$549.59 = $9,454.41
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

Term Start Date if 3-year Term Index Option is uncapped
This example uses the same assumptions as the prior Term Start Date example, but has no Cap. Because this 3-year Term Index Option is uncapped the OMC is zero.
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 10.82%	OMC = 0.00%	OMP = 6.97%
Beginning Proxy Value = AMC – OMC – OMP = 10.82% - 0.00% - 6.97% = 3.85%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.83
Value of derivatives	AMC = 15.61%	OMC = 0.00%	OMP = 3.95%
Current Proxy Value = AMC – OMC – OMP = 15.61% - 0.00% - 3.95% = 11.66%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (11.66% - 3.85%) = 7.81%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.85% x (1 - 0.83) = 0.64%

= [(a) 7.81% + (b) 0.64%] x $10,000 = $845.55

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $845.55 = $10,845.55
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.83
Value of derivatives	AMC = 5.81%	OMC = 0.00%	OMP = 8.53%
Beginning Proxy Value = AMC – OMC – OMP = 5.81% - 0.00% - 8.53% = -2.72%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-2.72% - 3.85%) = -6.57%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.85% x (1 - 0.83) = 0.64%

= [(a) -6.57% + (b) 0.64%] x $10,000 = -$592.50

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$592.5 = $9,407.50
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: INDEX PERFORMANCE STRATEGY 6-YEAR TERM WITH 10% BUFFER USING S&P 500® INDEX
This example uses the same assumptions as the Index Performance Strategy with 3-year Term using S&P 500® Index example, but has no Cap, and a 110% Participation Rate. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 18.91%	OMC = 0.00%	OMP = 15.47%
Beginning Proxy Value = AMC – OMC – OMP = 18.91% - 0.00% - 15.47% = 3.44%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.92
Value of derivatives	AMC = 24.31%	OMC = 0.00%	OMP = 11.94%
Current Proxy Value = AMC – OMC – OMP = 24.31% - 0.00% - 11.94% = 12.37%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (12.37% - 3.44%) = 8.94%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.44% x (1 - 0.92) = 0.29%

= [(a) 8.94% + (b) 0.29%] x $10,000 = $922.20

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $922.20 = $10,922.20
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.92
Value of derivatives	AMC = 13.18%	OMC = 0.00%	OMP = 18.16%
Current Proxy Value = AMC – OMC – OMP = 13.18% - 0.00% - 18.16% = -4.98%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-4.98% - 3.44%) = -8.42%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.44% x (1 - 0.92) = 0.29%

= [(a) -8.42% + (b) 0.29%] x $10,000 = -$813.35

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$813.35 = $9,186.65
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: INDEX GUARD STRATEGY 1-YEAR TERM WITH -10% FLOOR USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Guard Strategy using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 10%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 1.17%	AMP = 6.77%	OMP = 3.37%
Beginning Proxy Value = AMC – OMC – AMP + OMP = 5.10% – 1.17% – 6.77% + 3.37% = 0.53%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90

Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 3.25%	AMP = 1.28%	OMP = 0.36%
Current Proxy Value = AMC – OMC – AMP + OMP = 10.33% – 3.25% – 1.28% + 0.36% = 6.15%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (6.15% - 0.53%) = 5.62%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.53% x (1 - 0.5) = 0.27%

= [(a) 5.62% + (b) 0.27%] x $10,000 = $588.96

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $588.96 = $10,588.96
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90

Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.02%	AMP = 11.46%	OMP = 4.93%
Current Proxy Value = AMC – OMC – AMP + OMP = 0.72% – 0.02% – 11.46% + 4.93% = -5.83%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-5.83% - 0.53%) = -6.36%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.53% x (1 - 0.5) = 0.27%

= [(a) -6.36% + (b) 0.27%] x $10,000 = -$609.42

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$609.24 = $9,390.76
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: INDEX PRECISION STRATEGY 1-YEAR TERM WITH 10% BUFFER USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Precision Strategy using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Trigger Rate is 10%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMBC = 42.32%	OMP = 3.37%
Beginning Proxy Value = (Trigger Rate x AMBC) – OMP = (10% x 42.32%) – 3.37% = 0.86%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMBC = 77.60%	OMP = 0.36%
Current Proxy Value = (Trigger Rate x AMBC) – OMP = (10% x 77.60%) – 0.36% = 7.40%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (7.40% - 0.86%) = 6.54%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.86% x (1 - 0.50) = 0.43%

= [(a) 6.54% + (b) 0.43%] x $10,000 = $697.11

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $697.11 = $10,697.11
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMBC = 12.96%	OMP = 4.93%
Current Proxy Value = (Trigger Rate x AMBC) – OMP = (10% x 12.96%) – 4.93% = -3.63%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-3.63% - 0.86%) = -4.49%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.86% x (1 - 0.50) = 0.43%

= [(a) -4.49% + (b) 0.43%] x $10,000 = -$405.91

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 - $405.91 = $9,594.09
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: INDEX DUAL PRECISION STRATEGY 1-YEAR TERM WITH 10% BUFFER USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Dual Precision Strategy using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Trigger Rate is 7%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	IMBC = 0.90	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	IMBC = 65.25%	OMP = 3.37%
Beginning Proxy Value = (Trigger Rate x IMBC) – OMP = (7% x 65.25%) – 3.37% = 1.19%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	IMBC = 0.90	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	IMBC = 92.36%	OMP = 0.36%
Current Proxy Value = (Trigger Rate x IMBC) – OMP = (7% x 92.36%) – 0.36% = 6.11%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (6.11% - 1.19%) = 4.92%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.19% x (1 - 0.50) = 0.60%

= [(a) 4.92% + (b) 0.60%] x $10,000 = $550.83

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $550.83 = $10,550.83
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	IMBC = 0.90	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	IMBC = 44.70%	OMP = 4.93%
Current Proxy Value = (Trigger Rate x IMBC) – OMP = (7% x 44.70%) – 4.93% = -1.80%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-1.80% - 1.19%) = -2.99%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.19% x (1 - 0.50) = 0.60%
= [(a) -2.99% + (b) 0.60%] x $10,000 = -$239.44

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 - $239.44 = $9,760.56
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: INDEX PROTECTION STRATEGY WITH CAP 1-YEAR TERM USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Protection Strategy with Cap using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 4% and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.04
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 3.23%
Beginning Proxy Value = AMC – OMC = 5.10% – 3.23% = 1.86%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.04
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 7.20%
Current Proxy Value = AMC – OMC = 10.33% – 7.20% = 3.13%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (3.13% - 1.86%) = 1.27%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.86% x (1 - 0.5) = 0.93%

= [(a) 1.27% + (b) 0.93%] x $10,000 = $220.07

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $220.07 = $10,220.07
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.04
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.25%
Current Proxy Value = AMC – OMC = 0.72% – 0.25% = 0.47%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (0.47% - 1.86%) = -1.39%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.86% x (1 - 0.5) = 0.93%
Because the negative change in Proxy Value is greater than the proxy interest, we floor the Daily Adjustment at $0.00.

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $0.00= $10,000.00
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: INDEX PROTECTION STRATEGY WITH TRIGGER RATE 1-YEAR TERM USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Protection Strategy with Trigger Rate using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Trigger Rate is 3% and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMBC = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMBC = 42.32%
Beginning Proxy Value = Trigger Rate x AMBC = (3% x 42.32%) = 1.27%
End of month six
Assume the Index Value increased to 1100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMBC = 77.60%
Current Proxy Value = Trigger Rate x AMBC = (3% x 77.60%) = 2.33%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (2.33% - 1.27%) = 1.06%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.27% x (1 – 0.5) = 0.63%

= [(a) 1.06% + (b) 0.63%] x $10,000 = $169.34

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $169.34 = $10,169.34
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00

Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMBC = 12.96%
Current Proxy Value = Trigger Rate x AMBC = (3% x 12.96%) = 0.39%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (0.39% - 1.27%) = -0.88%
(b)	proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.27% x (1 - 0.5) = 0.63%
Because the negative change in Proxy Value is greater than the proxy interest, we floor the Daily Adjustment at $0.00.

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $0.00 = $10,000.00
                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)

EXAMPLE: SUMMARY
The following table summarizes hypothetical effects on the Daily Adjustment from the examples above and compares them to the hypothetical Performance Credits that would be received on the Term End Date assuming no future market changes. Percentages shown represent the Daily Adjustment as a percentage of the Index Option Base. Please note that these examples may differ from your actual results due to a variety of market factors.
		Hypothetical Daily Adjustment when:		Hypothetical Performance Credit when:
Crediting Method/Term Length/Negative Index Performance Protection	Assumed Rate	The Index is up 10% at the end of month six	The Index has a ‑10% loss at the end of month six	The Index is up 10% at the end of the Term	The Index has a ‑10% loss at the end of the Term
Index Performance Strategy 1-year Term with 10% Buffer	12% Cap	7.29%	-4.74%	10.00%	0.00%
Index Performance Strategy 3-year Term with 20% Buffer	50% Cap	7.80%	-5.46%	10.00%	0.00%
Index Performance Strategy 3-year Term with 10% Buffer	Uncapped with a 100% Participation Rate	8.46%	-5.93%	10.00%	0.00%
Index Performance Strategy 6-year Term with 10% Buffer	Uncapped with a 110% Participation Rate	9.22%	-8.13%	11.00%	0.00%
Index Guard Strategy 1-year Term with -10% Floor	10% Cap	5.84%	-6.10%	10.00%	-10.00%
Index Precision Strategy 1-year Term with 10% Buffer	10% Trigger Rate	6.97%	-4.06%	10.00%	0.00%
Index Dual Precision Strategy 1-year Term with 10% Buffer	7% Trigger Rate	5.51%	-2.39%	7.00%	7.00%
Index Protection Strategy with Cap 1-year Term with 100% downside protection	4% Cap	2.20%	0.00%	4.00%	0.00%
Index Protection Strategy with Trigger 1-year Term with 100% downside protection	3% Trigger Rate	1.69%	0.00%	3.00%	0.00%

                                                                               Allianz Index Advantage      Ex 99_IAIADV,IA+,IA+NF,IA+INC_ (10/23)